UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 2, 2010

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Commission File No. 001-31299

MEDICAL STAFFING NETWORK

HOLDINGS, INC.

(Exact Name Of Company As Specified In Its Charter)

Delaware	65-0865171
(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)

901 Yamato Road, Suite 110

Boca Raton, Florida 33431

(Address Of Principal Executive Offices)

(561) 322-1300

(Company’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

The information set forth in Item 1.03 below with respect to the Asset Purchase Agreement (as defined below) and in Item 2.04 below with respect to the DIP Credit Agreement (as defined below) and the DIP Guaranty and Security Agreement (as defined below) is incorporated herein by this reference.

Item 1.03	Bankruptcy or Receivership

On July 2, 2010, Medical Staffing Network Holdings, Inc. (the “Company”), along with its wholly-owned direct and indirect subsidiaries, filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Code”) with the United States Bankruptcy Court for the Southern District of Florida. The Company remains in possession of its assets and continues to manage and operate its business and properties, as debtor-in-possession, subject to the provisions of the Code and the orders of the Bankruptcy Court.

In connection with the bankruptcy filing, the Company entered into an Asset Purchase Agreement, dated July 2, 2010 (the “Asset Purchase Agreement”), with MSN AcquisitionCo, LLC (“Purchaser”), an entity organized and to be owned by the Company’s pre-petition first lien secured lenders. Under the Asset Purchase Agreement, Purchaser, upon the closing of the transactions contemplated thereby, will purchase substantially all of the Company’s assets and assume certain of the Company’s obligations associated with the purchased assets and the Company’s business, including, but not limited to, the Company’s obligations associated with borrowings under and pursuant to the DIP Credit Agreement (the “DIP Loan”), through a Bankruptcy Court supervised auction and sale under Section 363 of the Code. The purchase price (“Purchase Price”) under the Asset Purchase Agreement is the sum of (i) $84,122,982.40, plus (ii) the amount of the “assumed liabilities” (as defined in the Asset Purchase Agreement), which includes the amount outstanding under the DIP Credit Agreement on the closing date of the asset sale transaction. The $84,122,982.40 portion of the Purchase Price will be paid by the pre-petition first lien lenders credit bidding the amount of the pre-petition first lien debt due to them. The Purchaser entered into the Asset Purchase Agreement as a “stalking horse” bidder, and the purchase and sale of the assets are subject to the Company’s solicitation of higher and otherwise better offers pursuant to bidding procedures to be approved by and an auction and sale process to be conducted under the supervision of the Bankruptcy Court.

The Asset Purchase Agreement contains customary representations, warranties and covenants for a transaction of this nature, including but not limited to a covenant by the Company to operate the business in the ordinary course of business pending the closing of the sale to Purchaser. It also requires the satisfaction by both the Company and the Purchaser of certain closing conditions, all as more particularly set forth in the Asset Purchase Agreement. The Asset Purchase Agreement may be terminated by the Purchaser under a number of circumstances, including if the Bidding Procedures Order (described below) is not entered by the Bankruptcy Court by the close of business on or before July 30, 2010 or if the sale order to be submitted for approval by the Bankruptcy Court with respect to the proposed Section 363 sale (the “Sale Order”) is not entered by such court on or before August 31, 2010. Additionally, both the Company and the Purchaser have the right to terminate the Asset Purchase Agreement if the sale transaction has not been consummated prior to October 31, 2010. Further, the transaction contemplated by the Asset Purchase Agreement will automatically terminate upon the consummation of an alternative transaction, such as a sale of all or a material portion of the assets subject to sale under the Asset Purchase Agreement to an alternate bidder.

The Company has filed a bidding procedures motion with the Bankruptcy Court requesting that the Bankruptcy Court grant an order (the “Bidding Procedures Order”) approving: (i) the right to sell substantially all of the Company’s assets free and clear of liens, claims, encumbrances and interests, (ii) the form of the Asset Purchase Agreement, (iii) proposed competitive bidding and sale procedures, all as more particularly set forth in the bidding procedures motion, and (iv) proposed dates to conduct the auction and consider the final approval of the asset sale transaction. The bidding procedures motion is currently scheduled to be heard by the Bankruptcy Court on July 21, 2010 at 9:30 AM Eastern Time.

If Purchaser is not the prevailing party at the conclusion of the auction, under the terms of the Asset Purchase Agreement, Purchaser will serve as a back-up-bidder and keep its bid to consummate the transaction as contemplated by the Asset Purchase Agreement on the terms and conditions set forth therein open and irrevocable until the earlier of (i) 5:00 p.m. on the date which is 15 days after the date that the Bankruptcy Court enters the Sale Order, or (ii) the date of closing of the alternative transaction.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As previously reported, in connection with the Restructuring Support Agreement (“RSA”) that was entered into on June 9, 2010, the Company’s pre-petition second lien secured lenders have agreed to consent to the terms of the sale of the Company’s assets and business to the pre-petition first lien lenders and not to object to such sale transaction. For further information regarding the RSA, see the Company’s Current Report on Form 8-K dated June 9, 2010 (filed on June 14, 2010).

On July 7, 2010, the Bankruptcy Court entered various “first-day” orders with respect to the Company’s bankruptcy proceeding, including among others: (i) an order allowing the Company to continue to pay employees their usual pay and benefits on an uninterrupted basis, (ii) an interim order allowing the Company to continue uninterrupted the escrow arrangement that the Company previously established for the benefit of its VMS clients and subcontractors, (iii) an interim order authorizing the Company to continue to provide services pursuant to its government prime contract accounts and government prime contract account subcontracts, including management of subcontractor payments, and (iv) an order authorizing the Company to file a Form 15 with the Securities and Exchange Commission to deregister its common stock under the Securities Exchange Act of 1934. The interim orders described above will also be considered for final approval by the Bankruptcy Court at the July 21, 2010 hearing described above.

During the pendency of the bankruptcy proceeding, the Company will use cash flow from operations and borrowings under the DIP Loan to pay the costs of the bankruptcy proceeding and to provide working capital and financial resources necessary to allow business operations to continue in the normal course during the bankruptcy sale process, including meeting obligations to employees, vendors, customers and others. The information set forth in Item 2.04 below with respect to the DIP Credit Agreement and the DIP Loan is incorporated herein by this reference.

There can be no assurance that the Company can remain in possession of its assets and in control of its business as a debtor-in-possession and that a trustee will not be appointed to operate the business of the Company. The Company’s current business relationships and arrangements, and the Company’s ability to negotiate future business arrangements, may be adversely affected by the filing and pendency of the bankruptcy petition and related proceedings.

Further information about the Company’s bankruptcy proceeding, including copies of the pleadings filed by the Company with the Bankruptcy Court, can be obtained at www.medicalstaffingnetworkreorg.com.

Item 2.04	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 7, 2010, following interim approval by the Bankruptcy Court, the Company and its subsidiaries, Medical Staffing Network, Inc., which is the borrower under the DIP Credit Agreement (the “Borrower”), and Medical Staffing Holdings, LLC, entered into a Senior Secured Priming and Superpriority Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”) with General Electric Capital Corporation (“GECC”), as Administrative Agent and Collateral Agent, with the lenders parties thereto (the “DIP Lenders”) and with GE Capital Markets, Inc., as Sole Lead Arranger and Sole Bookrunner. Under the DIP Credit Agreement, the DIP Lenders have agreed to lend the Company, on a revolving basis, up to $12 million on an interim basis and up to $15 million (including the first $12 million) following the final approval of the DIP Credit Agreement and the DIP Loan by the Bankruptcy Court. The DIP Loan bears interest at the rate of 10% per annum (14% in the event of a default), is secured by a superpriority secured priming lien on substantially all of the Company’s assets, and matures on October 5, 2010 (90 days after the closing date under the DIP Credit Agreement). The DIP Credit Agreement contains various representations, warranties, covenants, borrowing conditions and events of default, all as more particularly set forth in the DIP Credit Agreement.

Additionally, the Company and all of the Company’s wholly-owned direct and indirect subsidiaries have guaranteed the obligations of the Borrower under the DIP Credit Agreement pursuant to the terms of a Debtor-in-Possession Guaranty and Security Agreement, dated as of July 7, 2010 (the “DIP Guaranty and Security Agreement”), among GECC, as Administrative Agent and Collateral Agent, the Company, the Borrower, and all of the Company’s wholly-owned direct and indirect subsidiaries as guarantors.

A hearing in Bankruptcy Court seeking final approval of the DIP Credit Agreement and the DIP Loan is currently scheduled to be held on July 21, 2010 at 9:30 AM Eastern Time.

The foregoing descriptions of the DIP Credit Agreement, the DIP Loan and the DIP Guaranty and Security Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the DIP Credit Agreement and the DIP Guaranty and Security Agreement, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by this reference.

Item 8.01	Other Events

On July 7, 2010, the Bankruptcy Court entered an order authorizing (but not directing) the Company to file a Form 15 with the Securities and Exchange Commission (“SEC”) to deregister its common stock, $0.01 par value per share, under the Securities Exchange Act of 1934 (the “Exchange Act”). The Company believes that it is eligible to deregister its shares of common stock by filing a Form 15 because it has fewer than 300 holders of record of its common shares. Upon the filing of the Form 15, the Company’s obligation to file reports with the SEC under the Exchange Act, including Forms 10-K, 10-Q and 8-K, will immediately be suspended. The Company expects that the deregistration of its common stock will become effective 90 days after the date of filing of the Form 15 with the SEC. The Company intends to file the Form 15 with the SEC after the close of the market on Wednesday, July 14, 2010.

Additionally, the Company intends voluntarily to delist its shares of common stock from the OTCQX market operated by Pink OTC Markets Inc. effective at the opening of the market on Thursday, July 15, 2010. Following such delisting, the Company expects, but can offer no assurance or guaranty, that shares of its common stock will continue to be quoted thereafter on the pink sheets, and there can also be no assurance that any brokerage firms will continue to make a market in the Company’s common stock following the deregistration and delisting of the common stock.

As previously reported, following the sale of substantially all of the Company’s assets to the pre-petition first lien lenders pursuant to the Asset Purchase Agreement (or the completion of an alternative transaction) and the completion of the Company’s Chapter 11 proceeding, it is not anticipated that any value or funds will be available for distribution to the holders of the Company’s outstanding common stock.

On July 6, 2010, the Company issued a press release announcing that it had entered into the Asset Purchase Agreement and that the Company had filed for bankruptcy on July 2, 2010. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

On July 8, 2010, the Company issued a press release announcing that it had entered into the DIP Credit Agreement following its interim approval by the Bankruptcy Court. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by this reference.

Item 9.01	Exhibits.

(d)	Exhibits

The following exhibits are filed as a part of this Current Report on Form 8-K:

Exhibit 2.1	Asset Purchase Agreement, dated July 2, 2010, by and among MSN AcquisitionCo, LLC, as Purchaser, Medical Staffing Network, Inc., Medical Staffing Holdings, LLC, Medical Staffing Network Holdings, Inc., and certain subsidiaries of Medical Staffing Network, Inc., as Sellers

Exhibit 10.1	Senior Secured Priming and Superpriority Debtor-in-Possession Credit Agreement, dated July 7, 2010, among Medical Staffing Network, Inc., as debtor and debtor-in-possession, Medical Staffing Holdings, LLC, the Company, each as debtor and debtor-in-possession, the lenders party thereto, General Electric Capital Corporation, as Administrative Agent and Collateral Agent, and GE Capital Markets, Inc., as sole lead arranger and sole bookrunner

Exhibit 10.2	Debtor-in-Possession Guaranty and Security Agreement, dated July 7, 2010 among Medical Staffing Network Inc., each Guarantor from time to time party thereto, and General Electric Capital Corporation, as Administrative Agent and Collateral Agent

Exhibit 99.1	Press release dated July 6, 2010

Exhibit 99.2	Press release dated July 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Medical Staffing Network Holdings, Inc.

By:	/s/ Kevin S. Little
Kevin S. Little
President and Chief Financial Officer

Dated: July 9, 2010

Exhibit Index

Exhibit No.	Description

Exhibit 2.1	Asset Purchase Agreement, dated July 2, 2010, by and among MSN AcquisitionCo, LLC, as Purchaser, Medical Staffing Network, Inc., Medical Staffing Holdings, LLC, Medical Staffing Network Holdings, Inc., and certain subsidiaries of Medical Staffing Network, Inc., as Sellers

Exhibit 10.1	Senior Secured Priming and Superpriority Debtor-in-Possession Credit Agreement, dated July 7, 2010, among Medical Staffing Network, Inc., as debtor and debtor-in-possession, Medical Staffing Holdings, LLC, the Company, each as debtor and debtor-in-possession, the lenders party thereto, General Electric Capital Corporation, as Administrative Agent and Collateral Agent, and GE Capital Markets, Inc., as sole lead arranger and sole bookrunner

Exhibit 10.2	Debtor-in-Possession Guaranty and Security Agreement, dated July 7, 2010 among Medical Staffing Network Inc., each Guarantor from time to time party thereto, and General Electric Capital Corporation, as Administrative Agent and Collateral Agent

Exhibit 99.1	Press release dated July 6, 2010

Exhibit 99.2	Press release dated July 8, 2010